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                                                                   Exhibit 10.42


                         REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made as of January 31, 2001 by and among Aurora Foods Inc., a Delaware corporation (the "Company") and the Holders listed on Schedule A hereto:

                                   Recitals
                                   --------

     This Agreement is made in connection with the Consent Solicitation (as defined herein) by the Company dated as of August 31, 2000 from holders of Notes (as defined herein) and the issuance of Consent Shares (as defined herein) to holders of Notes providing valid consents in connection therewith.

                                   Agreement
                                   ---------

     The parties hereto hereby agree as follows:

1.   DEFINITIONS.

     1.1. Definitions. Certain terms are used in this Agreement as specifically defined herein. These definitions are set forth or referred to in Section 4 hereof.

2. REGISTRATION RIGHTS. The Company will perform and comply, and each of the other parties hereto will perform and comply, with such of the following provisions as are applicable to such party.

     2.1. Demand Registration Rights.
          ---------------------------

          2.1.1. General. From and after the first anniversary of the Effective Date (as defined herein) any of the Holders of Registrable Securities (the "Initiating Holders") (but not on more than one occasion for all Holders per annum), by notice to the Company specifying the intended method or methods of disposition, may request that the Company effect the registration under the Securities Act for a Public Offering of all of the Registrable Securities held by such Initiating Holders. Within 15 days after receipt by the Company of any request for registration pursuant to this Section 2.1, the Company shall give written notice of such requested registration to all Holders, and the Company will then use its best efforts to effect the registration under the Securities Act of (i) the Registrable Securities which the Company has been requested to register by such Initiating Holders, (ii) all other Registrable Securities which the Company has been requested to register by the Holders thereof by written request given to the Company within 15 days after the Company has given such written notice (which request shall specify the intended method of disposition of such Registrable Securities) and (iii) any other securities which the Company is required to include in such registration, all to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register; provided, however, that the Company shall not be obligated to take any action to effect any such registration pursuant to this
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Section 2.1.1 if the Company shall have promptly furnished to the Initiating
Holders and such other holders of Registrable Securities which the Company has been requested to register a certificate, signed by the Chief Executive Officer of the Company, stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company or its shareholders for such registration statement to be filed at the date filing would have been required, in which case the Company shall have an additional period of not more than 60 days within which to file such registration statement; provided, however, that the certificate set forth in this clause may not be given to the same Initiating Holders more than once in any nine month period; and provided, further, however, that with respect to a request made pursuant to this Section 2.1.1, the Company shall remain obligated to effect any request made in accordance therewith upon expiration of such additional period. If the Company shall so postpone the filing of a registration statement, the Initiating Holders shall within 10 days after receipt of the notice of postponement advise the Company in writing whether or not they have determined to withdraw their request for registration. Failure by the Initiating Holders to timely notify the Company of their determination shall for all purposes be treated as a withdrawal of the request for registration. In the event of a withdrawal, such request for registration shall not be deemed exercised for purposes of determining whether such Holders still have the right to make a request for registration pursuant to this Section 2.1. Notwithstanding anything to the contrary herein, on and after the date on which all of any Holder's Registrable Securities are, according to the advice of the Company's counsel, such advice to be reasonably acceptable to the Holder's counsel, saleable in a single transaction under Rule 144 under the Securities Act, the Company shall have no further obligation to register such Holder's securities.

          2.1.2. Form. Each registration requested pursuant to this Section 2.1 shall be effected by the filing of a registration statement on Form S-3, if available, or if not available, on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such forms as currently constituted), unless the use of a different form has been agreed to in writing by holders of at least a majority of the Registrable Securities to be included in the proposed registration statement in question (the "Majority Participating Holders").

          2.1.3. Payment of Expenses. The Company shall pay all reasonable out-of-pocket expenses (including the reasonable fees of only one counsel for all Holders of Registrable Securities participating therein) of Holders of Registrable Securities incurred in connection with each registration of Registrable Securities requested pursuant to this Section 2.1, other than underwriting discounts and commissions, if any, and applicable transfer taxes, if any.

          2.1.4. Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected unless it is declared effective by the Commission and remains effective for the period specified in Section 2.3.1.

          2.1.5. Pro Rata Allocation. If the Company determines, based on consultation with the managing underwriters or, in an offering which is not underwritten, with an investment banker, that the number of securities to be sold in the offering requested pursuant to this Section 2.1 should be limited due to market conditions or otherwise, Holders of Registrable Securities proposing to sell their securities in such registration shall share pro rata in the number of securities being offered (as determined by the Company in consultation with the managing


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underwriters or investment banker, as the case may be) and registered for their account, such sharing to be based on the number of Registrable Securities as to which registration was requested by such Holders. All other securities requested to be included in such registration that are not Registrable Securities shall be excluded before the exclusion of any Registrable Securities from such registration in the event such a limitation on the number of shares is required.

          2.1.6. Underwriting Agreement. In the event of an underwritten offering, if requested by the underwriters, the Company together with the holders of Registrable Securities proposing to distribute their securities through such underwriting will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Majority Participating Holders and to the underwriters and to contain such representations and warranties by the Company and the selling stockholders and such other terms and provisions as are customarily contained in agreements of this type, including, but not limited to, indemnities to the effect and to the extent provided in Section 2.4.1, provisions for the delivery of officers' certificates, lock-up agreements and opinions of counsel and accountants' "comfort" letters. If any condition to the obligations under such underwriting agreement are not met or waived, and such failure to be met or waived is not attributable to the fault of the Holders requesting a demand registration pursuant to Section 2.1, such request for registration shall not be deemed exercised for purposes of determining whether such registration has been effected for purposes of Section 2.1.

     2.2. Piggyback Registration Rights.
          ------------------------------

          2.2.1.  Piggyback Registration.
                  -----------------------

                  2.2.1.1. General. Each time the Company proposes to register any of its Common Stock under the Securities Act, (other than pursuant to Section 2.1 or pursuant to those registrations described in Section 2.2.1.2), whether or not for its own account, for sale in a Public Offering, the Company will give notice pursuant to Section 5.2 hereof to all holders of Registrable Securities of its intention to do so. Any such Holder may, by written response delivered to the Company within 15 days after the effectiveness of such notice, request that all of the Registrable Securities held by such Holder be included in such registration. The Company thereupon will use its reasonable best efforts to cause to be included in such registration under the Securities Act all shares of Registrable Securities which the Company has been so requested to register by such Holders, to the extent required to permit the disposition (in accordance with the methods to be used by the Company or other holders of shares of Common Stock in such Public Offering) of the Registrable Securities to be so registered. No registration of Registrable Securities effected under this
Section 2.2 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to Section 2.1 hereof.

              2.2.1.2. Excluded Transactions. The Company shall not be obligated to effect any registration of Registrable Securities under this
Section 2.2 incidental to the registration of any of its securities in connection with (i) any Public Offering relating to employee benefit plans or dividend reinvestment plans; or (ii) any Public Offering relating to the

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

acquisition or merger after the date hereof by or of the Company of, by or with any other business.

          2.2.2. Payment of Expenses. The Company shall pay all reasonable out-of-pocket expenses (including the reasonable fees of only one counsel for all Holders of Registrable Securities participating therein) of Holders of Registrable Securities incurred in connection with each registration of Registrable Securities requested pursuant to this Section 2.2, other than underwriting discounts and commissions, if any, and applicable transfer taxes, if any.

          2.2.3. Underwriting Agreement. Holders of Registrable Securities participating in any Public Offering pursuant to this Section 2.2 shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their shares in such Public Offering, including, without limitation, being parties to the underwriting agreement entered into by the Company, such underwriters and any other selling shareholders in connection therewith, such agreement to be reasonably satisfactory in substance and form to the Majority Participating Holders and to the underwriters and to contain such representations and warranties by the Company and the selling stockholders and such other terms and provisions as are customarily contained in agreements of this type, including, but not limited to, indemnities to the effect and to the extent provided in Section 2.4.1, provisions for the delivery of officers' certificates, lock-up agreements and opinions of counsel and accountants' "comfort" letters.

          2.2.4. Underwriter's Cutback. In connection with any underwritten offering pursuant to Section 2.2 hereof, the underwriter may determine that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten. Notwithstanding any contrary provision of this Section 2 and subject to the terms of this Section 2.2.4, the underwriter may limit the number of shares which would otherwise be included in such registration by excluding any or all Registrable Securities from such registration (it being understood that the number of shares which the Company seeks to have registered for its own account in such registration shall not be subject to exclusion, in whole or in part, under this Section 2.2.4). Upon receipt of notice from the underwriter of the need to reduce the number of shares to be included in the registration, the Company shall so advise all holders of the Company's securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of such securities, including Registrable Securities, that may be included in the registration shall be allocated in the following manner:
Registrable Securities requested to be included in such registration by Holders thereof shall be allocated among the Holders of Registrable Securities in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which each such holder requested be in such registration under
Section 2.2 provided, that the provisions of Section 6.3.1 of the Securityholders Agreement, dated as of April 8, 1998, among the Company and the signatories thereto, and as amended by the Amendment to Securityholders Agreement, dated as of September 19, 2000, shall first be applied to such allocation. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any holder of Registrable Securities disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

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

     2.3. Registration Procedures.
          ------------------------

          2.3.1. General. If and in each case when the Company is required to use its best efforts or reasonable best efforts to effect a registration of any Registrable Securities as provided in this Section 2, the Company shall take appropriate and customary actions in furtherance thereof, including, without limitation: (i) promptly, and in any event within 60 days after requested, filing with the Commission a registration statement with respect to such securities, cooperating with the underwriters in connection with any required filings with the NASD and using its best efforts to cause such registration statement to become effective; (ii) preparing and filing with the Commission such amendments and supplements to such registration statements and the prospectus used in connection therewith and such other documents as may be necessary to comply with the Securities Act and, with respect to the disposition of all Registrable Securities and other securities, if any, covered by such registration statement, keeping such registration statement effective for a period not to exceed 270 days from the date of effectiveness or such earlier time as the Registrable Securities covered by such registration statement shall have been disposed of in accordance with the intended method of distribution therefor; (iii) using its best efforts to register or qualify such Registrable Securities under the state securities or "blue sky" laws of such jurisdictions as each seller shall reasonably request, keep such registration or qualification in effect for the shorter of so long as such registration statement remains in effect or such registration or qualification is required and do any and all other acts and things which may be necessary or advisable to enable each seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it would not otherwise be so subject; (iv) using its best efforts to obtain all legal opinions, auditors' consents and comfort letters and experts' cooperation as may be required, including furnishing to each seller of such Registrable Securities a copy of (X) an opinion of counsel for the Company and (Y) a "cold comfort" letter signed by the independent public accountants who have certified the financial statements of the Company included in such registration statement, each covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities; (v) (a) immediately notifying each Holder of Registrable Securities covered by such registration statement if such registration statement, at the time it or any amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, upon discovery by the Company of such material misstatement or omission, and, as promptly as practicable, preparing and filing with the Commission a post-effective amendment to such registration statement and using its best efforts to cause such post-effective amendment to become effective such that such registration statement, as so amended, shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (b) immediately notifying each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, if the Prospectus

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

included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, upon discovery by the Company of such material misstatement or omission or upon discovery by the Company of the happening of any event as a result of which the Company believes there would be a material misstatement or omission and preparing and furnishing to such Holder, upon request of such Holder, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
(vi) furnishing to each seller of Registrable Securities, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and documents required to be filed therewith (other than those filed on a confidential basis), except that the Company shall not be obligated to furnish any such seller with more than two copies of such exhibits other than incorporated documents), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), each in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of its Registrable Securities covered by such registration statement; (vii) furnishing to counsel (if any) selected by the Majority Participating Holders copies of all documents proposed to be filed with the Commission in connection with such registration; (viii) otherwise using its best efforts to comply with the Securities Act, the Exchange Act and any other applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement of the Company covering the period of at least 12 months after the effective date of such registration statement, which earnings statement shall satisfy Section 11(a) of the Securities Act and any applicable regulations thereunder, including Rule 158; (ix) using its best efforts (a) to list such Registrable Securities on each securities exchange on which any equity security of the Company is then listed, and if such securities are not already so listed, list them on a national securities exchange or if such listing is not practicable or the Board of Directors of the Company determines that quotation as a NASDAQ National Market System security is preferable, to secure designation of such securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act, and (b) providing and causing to be maintained a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement; (x) notifying each Holder of any Registrable Securities covered by such registration statement (a) when such registration statement, or any post-effective amendment to such registration statement, shall have become effective, or any amendment of or supplement to the prospectus used in connection therewith shall have been filed, (b) of any request by the Commission to amend such registration statement or to amend or supplement such prospectus or for additional information, (c) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceedings for any of such purposes of which the Company has actual knowledge, and (d) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any

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proceedings for any of such purposes of which the Company has actual knowledge and (xi) using its best efforts to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement or any order preventing or suspending the use of any preliminary prospectus, provided that if the Company is unable to obtain the lifting of any such stop order in connection with a registration pursuant to Section 2.1, the request for registration shall not be deemed exercised for purposes of determining whether such registration has been effected for purposes of Section 2.1 provided that the issuance of such stop order is not solely due to any action or inaction on the part of any Holder of Registrable Securities.

     The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to any seller of any securities covered thereby by name, or otherwise identifies such seller as the holder of any securities of the Company, without the consent of such seller, such consent not to be unreasonably withheld, except that no such consent shall be required for any disclosure that is required by law or regulations of the Commission as reasonably determined by the Company after consultation with its counsel; provided that the Company shall notify each relevant seller of any such disclosure.

     By the acquisition of Registrable Securities, each Holder shall be deemed to have agreed that upon receipt of any notice from the Company pursuant to
Section 2.3.1(v), such Holder will promptly discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder shall have received, in the case of clause (a) of Section 2.3.1(v), notice from the Company that such registration statement has been amended, as contemplated by Section 2.3.1(v); or, in the case of clause (b) of Section 2.3.1(v), copies of the supplemented or amended prospectus contemplated by Section 2.3.1(v). If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, in such Holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 2.3.1(ii) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 2.3.1(v).

          2.3.2. Selection of Underwriters and Counsel. The underwriters and legal counsel to be retained by the Company in connection with any Public Offering shall be selected by the Board of Directors of the Company; provided that, in the case of a registration pursuant to Section 2.1 hereof, such underwriters shall be reasonably satisfactory to the Majority Participating Holders.

     2.4. Indemnification and Contribution.
          ---------------------------------

          2.4.1. Indemnities by the Company. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Section 2, the Company will indemnify and hold harmless each seller of Registrable Securities, its directors and officers, any Person who is or might be deemed to be a controlling Person of the Company within the

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meaning of Section 15 of the Securities Act, the directors, officers, employees and shareholders of any Person who is or might be deemed to be a controlling Person of the Company or any of its Subsidiaries within the meaning of Section 15 of the Securities Act, each other Person, if any, who controls any such seller within the meaning of Section 15 of the Securities Act (each such person being referred to herein as a "Covered Person"), against any and all losses, claims, damages or liabilities, joint or several, to which such Covered Person may be or become subject under the Securities Act, any other securities or other law of any jurisdiction, the common law or otherwise (including, without limitation, the reasonable fees of legal counsel incurred in connection with any claim for indemnity hereunder), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including without limitation reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report (collectively, the "Covered Materials"), (ii) any omission or alleged omission to state in the Covered Materials a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of any federal, state, foreign or common law rule or regulation applicable to the Company and relating to action or inaction in connection with any such Covered Materials, and the Company will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding as such expenses are incurred; provided, however, that the Company shall not be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Covered Materials in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation of such Covered Materials. The indemnities contained in this Section 2.4.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities.

          2.4.2. Indemnities to the Company. The Company may require, as a condition to including any securities in any registration statement filed pursuant to this Section 2, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, subject to
Section 2.4.5 hereof, to indemnify (such indemnification to be several, and not joint and several, if there is more than one indemnifying seller) and hold harmless the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling Person may be or become subject under the Securities Act, any other securities or other law of any jurisdiction, the common law or otherwise (including, without limitation, the reasonable fees of legal counsel incurred in connection with any claim for indemnity hereunder), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged

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untrue statement of a material fact contained in any Covered Materials or any omission or alleged omission to state a material fact if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such Covered Materials. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive any transfer of securities.

          2.4.3. Indemnification Procedures. Promptly after receipt by a Person entitled to indemnification pursuant to the foregoing provisions of this
Section 2.4 (an "Indemnitee") of notice of the commencement of any action or proceeding involving a claim of the type referred to in the foregoing provisions of this Section 2.4, such Indemnitee will, if a claim in respect thereof is to be made by such Indemnitee against any indemnifying party, give written notice to each such indemnifying party of the commencement of such action; provided, however, that the failure of any Indemnitee to give notice to such indemnifying party as provided herein shall not relieve any indemnifying party of its obligations under the foregoing provisions of this Section 2.4, except and solely to the extent that such indemnifying party is actually and materially prejudiced by such failure to give notice. In case any such action is brought against an Indemnitee, each indemnifying party will be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such Indemnitee, and after notice from an indemnifying party to such Indemnitee of its election so to assume the defense thereof, such indemnifying party will not be liable to such Indemnitee for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that (i) if the Indemnitee reasonably determines that there may be a conflict between the positions of such indemnifying party and the Indemnitee in conducting the defense of such action or if the Indemnitee reasonably concludes that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, then the Indemnitee may retain other counsel, reasonably satisfactory to such indemnifying party, to represent the Indemnitee, and such indemnifying party shall pay all reasonable fees and expenses of such counsel, and (ii) in any event, the Indemnitee shall be entitled to have counsel chosen by such Indemnitee participate in, at Indemnitee's sole expense, but not conduct, the defense. If, within a reasonable time after receipt of the notice, such indemnifying party shall not have elected to assume the defense of the action, such indemnifying party shall be responsible for any legal or other expenses incurred by such Indemnitee in connection with the defense of the action, suit, investigation, inquiry or proceeding. No indemnifying party will, except with the consent of the Indemnitee, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liabilities in respect of such claim or litigation.

          2.4.4.  Contribution.  If the indemnification provided for in Sections
2.4.1 or 2.4.2 hereof is unavailable to a party that would have been an Indemnitee under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the

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relative fault of such indemnifying party on the one hand and such Indemnitee on the other in connection with the statements, omissions or violations which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just or equitable if contribution pursuant to this Section
2.4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 2.4.4 shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Any party's obligation to contribute pursuant to this Section 2.4.4 is several (in proportion to the relative value of their Registrable Securities covered by a registration statement) and not joint with the obligations of any other party. No party shall be liable for contribution under this Section 2.4.4 except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 2.4 if such indemnification were enforceable under applicable law.

          2.4.5. Limitation on Liability of Holders of Registrable Securities. Notwithstanding anything in this Agreement to the contrary, the liability of each Holder of Registrable Securities in respect of any indemnification or contribution obligation of such Holder arising under this Section 2.4 shall not in any event exceed an amount equal to the net proceeds to such Holder (after deduction of all underwriters' discounts, commissions and expenses) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

     2.5. Reports Under Securities Exchange Act. With a view to making available to the holders the benefits of Rule 144 promulgated under the Securities Act ("Rule 144") and any other rule or regulation of the Commission that may at any time permit a holder to sell securities of the Company to the public without registration, the Company agrees to:

               (1) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

               (2) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (3) furnish to any holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company.

     2.6. Securities Act Legend. Each certificate representing Consent Shares held by any Holder shall have the following legend endorsed conspicuously thereupon:

     The securities represented by this certificate were issued in a private placement, without registration under the Securities Act of 1933, as amended (the "Act"), and may not be sold, assigned, pledged or otherwise transferred in the absence of an effective registration under the Act covering the transfer or an opinion of counsel, satisfactory to the issuer, that registration under the Act is not required.

Any person who holds or acquires such securities which are no longer subject to the restrictions on transfer under the Securities Act shall have the right to have such legend removed from certificates representing such securities.

     2.7. Stop Transfer Instruction. The Company will instruct any transfer agent not to register the Transfer of any Consent Shares held by Holder until the conditions specified in the foregoing legends are satisfied.

3.   AMENDMENT, TERMINATION, ETC.

     3.1. Oral Modifications. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.

     3.2. Written Modifications. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Company and the Majority Holders. Each such amendment, modification, extension, termination and waiver shall be binding upon each party hereto and each holder of securities subject hereto. In addition, each party hereto and each holder of securities subject hereto may waive any right hereunder by an instrument in writing signed by such party or holder. Any such waiver shall constitute a waiver only with respect to the specific matter described in such written instrument and shall in no way impair the rights of the party or parties granting such waiver in any other respect or at any other time.

     3.3. Termination. No termination under this Agreement shall relieve any person of liability for breach prior to termination.

     3.4. Other Agreements. The incidental registration rights provided to the parties to the Securityholders Agreement dated April 8, 1998, as amended to date, shall have priority over any registration rights provided to the Holders pursuant to Section 2.2 herein and shall not diminish the rights contained therein.

4.   DEFINITIONS.  For purposes of this Agreement:

     4.1. Certain Matters of Construction. In addition to the definitions referred to or set forth below in this Section 4:

     (a) The words "hereof", "herein", "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this

     Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof;

     (b) Definitions shall be equally applicable to both the singular and plural forms of the terms defined; and

     (c) The masculine, feminine and neuter genders shall each include the other.

     4.2.  Definitions.  The following terms shall have the following meanings:

          "Commission" shall mean the Securities and Exchange Commission.

          "Common Stock" shall mean the Common Stock, $.01 par value, of the Company.

          "Company" shall mean Aurora Foods Inc., a Delaware corporation.

          "Consent Solicitation" shall mean the consent solicitation of the Company pursuant to the Confidential Consent Solicitation Statement, dated August 31, 2000, and amended by Supplement No. 1 to Confidential Consent Solicitation Statement, dated September 7, 2000, pursuant to which the Company solicited consents by the Holders on August 31, 2000, the record date, of the 8% Senior Subordinated Notes due 2008, the 9% Senior Subordinated Notes due 2007 and the 9% Senior Subordinated Notes due 2007 (together, the "Notes") of certain amendments to and waivers of provisions of the indentures governing the Notes.

          "Consent Shares" shall mean the shares of Common Stock issued to the Holders pursuant to the Consent Solicitation.

          "Covered Materials" shall have the meaning set forth in Section 2.4.1.

          "Effective Date" shall mean September 20, 2000.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as in effect from time to time.

          "Holders" shall mean the recordholders of the Consent Shares issued by the Company pursuant to the Consent Solicitation who are party to this Agreement.

          "Indemnitee" shall have the meaning set forth in Section 2.4.3.

          "Initiating Holders" shall have the meaning set forth in Section
     2.1.1.

          "Majority Holders" shall mean the Holders of a majority (by number of shares) of the Registrable Securities outstanding.

          "Majority Participating Holders" shall mean the Holders of a majority (by number of shares) of the Registrable Securities for which registration is being requested pursuant to Section 2.1.

          "Public Offering" shall mean a public offering and sale of common stock for cash pursuant to an effective registration statement under the Securities Act.

          "Registrable Securities" shall mean all of the Consent Shares. As to any particular Registrable Securities, such shares shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) all of such Registrable Securities held by such Holder are, according to the advice of the Company's counsel, such advice to be reasonably acceptable to the Holder's counsel, eligible to be distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act in one transaction or (c) such securities shall have ceased to be outstanding.

          "Rule 144" have the meaning specified in Section 2.5.

          "Securities Act" shall mean the Securities Act of 1933, as in effect from time to time.

          "Transfer" shall mean any sale, pledge, assignment, hypothecation, encumbrance or other transfer or disposition of any applicable securities to any other person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.

5.   MISCELLANEOUS.

     5.1. Authority; Effect. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.

     5.2. Notices. Any notices and other communications required or permitted in this Agreement shall be effective if in writing and (a) delivered personally,
(b) sent (i) by Federal Express, DHL or UPS or (ii) if to a United States address, by registered or certified mail, postage prepaid, or (c) sent by facsimile,

in the case of the Company at the following address:

               Aurora Foods Inc.
               1000 St. Louis Union Station, Suite 300
               St. Louis, MO 63103

               Attention: Chief Financial Officer
               Fax: 314-802-4141

     Copy to:

               Ropes & Gray
               One International Place
               Boston, MA 02110-2624
               Attention: Lauren I. Norton
               Fax: 617-951-7050

in the case of the Holders, to each of the persons named at their addresses set forth in Schedule A;

     Copy to:

               Debevoise & Plimpton
               875 Third Avenue
               New York, New York 10022
               Attention: Steven R. Gross
               Fax: 212-909-6836

Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the day of delivery, if personally delivered, (b) upon receipt of confirmation thereof, if delivered by facsimile, (c) two business days after being sent by Federal Express, DHL or UPS and (d) three business days after the date of mailing, if sent by registered or certified mail to a United States address. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

     5.3. Entire Agreement; Binding Effect, etc. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

     5.4. Descriptive Headings. The descriptive headings of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

     5.5. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

     5.6. Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

     5.7. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.


                              AURORA FOODS INC.


                              By:  ___________________________
                                   Name:
                                   Title:


                              OAKTREE CAPITAL MANAGEMENT, LLC
                              as general partner or investment manager to certain funds and accounts


                              By:  ___________________________
                                   Name:
                                   Title:


                              By:  ___________________________
                                   Name:
                                   Title:



                              HIGH YIELD PORTFOLIO, A SERIES OF INCOME TRUST


                              By:  ___________________________
                                   Name:  Frederick C. Quirsfeld
                                   Title: Vice President

                              TOTAL RETURN PORTFOLIO, A SERIES OF GROWTH AND INCOME TRUST


                              By:  ___________________________
                                   Name:  Frederick C. Quirsfeld
                                   Title: Vice President



                              AXP VARIABLE PORTFOLIO MANAGED FUND, A SERIES OF AXP VARIABLE PORTFOLIO MANAGED SERIES, INC.


                              By:  ___________________________
                                   Name:  Frederick C. Quirsfeld
                                   Title: Vice President



                              INCOME PORTFOLIO, A SERIES OF IDS LIFE SERIES FUND, INC.


                              By:  ___________________________
                                   Name:  Frederick C. Quirsfeld
                                   Title: Vice President



                              MANAGED PORTFOLIO, A SERIES OF IDS
                              LIFE SERIES FUND, INC.


                              By:  ___________________________
                                   Name:  Frederick C. Quirsfeld
                                   Title: Vice President

                              AXP VARIABLE PORTFOLIO-EXTRA INCOME FUND, A SERIES OF AXP VARIABLE PORTFOLIO INCOME SERIES, INC.


                              By:  ___________________________
                                   Name:  Frederick C. Quirsfeld
                                   Title: Vice President



                              CALHOUN CBO, LIMITED

                              By:  American Express Asset Management
                              Group, Inc., its authorized signatory


                              By:  ___________________________
                                   Name:  Frederick C. Quirsfeld
                                   Title: Senior Vice President



                              ISLES CBO, LIMITED

                              By: American Express Asset Management Group, Inc., its authorized signatory


                              By:  ___________________________
                                   Name:  Frederick C. Quirsfeld
                                   Title: Senior Vice President



                              AMERICAN EXPRESS RETIREMENT PLAN, HIGH YIELD FIXED INCOME

                              By: American Express Trust Company, as Trustee for American Express Retirement Plan


                              By:  ___________________________
                                   Name:  Mark S. Ellis
                                   Title: Senior Vice President

                              CEDAR CBO, LIMITED

                              By: American Express Asset Management Group, Inc., its authorized signatory


                              By:  ___________________________
                                   Name:  Frederick C. Quirsfeld
                                   Title: Senior Vice President



                              ARCHIMEDES FUNDING III, LTD.

                              By: American Express Asset Management Group, Inc., its authorized signatory


                              By:  ___________________________
                                   Name:  Frederick C. Quirsfeld
                                   Title: Senior Vice President



                              CENTENNIAL CBO, LIMITED

                              By: American Express Asset Management Group, Inc., its authorized signatory


                              By:  ___________________________
                                   Name:  Frederick C. Quirsfeld
                                   Title: Senior Vice President

                              CENTURION CDO I, LIMITED

                              By:  American Express Asset Management
                              Group, Inc., its authorized signatory


                              By: _______________________________
                                  Name:  Frederick C. Quirsfeld
                                  Title: Senior Vice President



                              CLARION CBO, LIMITED


                              By: American Express Asset Management Group, Inc., its authorized signatory


                              By: _______________________________
                                  Name:  Frederick C. Quirsfeld
                                  Title: Senior Vice President



                              ARIEL CBO, LIMITED

                              By: American Express Asset Management Group, Inc., its authorized signatory


                              By: _______________________________
                                  Name:  Frederick C. Quirsfeld
                                  Title: Senior Vice President



                              IDS LIFE INSURANCE COMPANY


                              By: _______________________________
                                  Name:  Lorraine R. Hart
                                  Title: Vice President

                              AMERICAN EXPRESS INTERNATIONAL DEPOSIT COMPANY


                              By: _______________________________
                                  Name:  Randall J. Fisher
                                  Title: Vice President and Corporate Secretary



                              IDS LIFE INSURANCE COMPANY OF NEW YORK


                              By: _______________________________
                                  Name:  Lorraine R. Hart
                                  Title: Vice President

                                                                      Schedule A
                                                                      ----------


Number of
Holders of Registrable Securities                      Address              Consent Shares
- ------------------------------------------  ------------------------------  --------------

Oaktree Capital Management, LLC             333 South Grand Avenue               1,176,439
                                            29th Floor
                                            Attn: Michael Watchorn
                                            Los Angeles, CA 90071

High Yield Portfolio, a series of           c/o American Express Financial         441,087
Income Trust                                Corporation
                                            Attn:  Mark Van Holland
                                            25611 AXP Financial Center
                                            Minneapolis, MN  55474

Total Return Portfolio, a series of         c/o American Express Financial           6,198
Income Trust                                Corporation
                                            Attn:  Mark Van Holland
                                            25611 AXP Financial Center
                                            Minneapolis, MN  55474

AXP Variable Portfolio Managed Fund,        c/o American Express Financial          20,899
a series of AXP Variable Portfolio          Corporation
Managed Series, Inc.                        Attn:  Mark Van Holland
                                            25611 AXP Financial Center
                                            Minneapolis, MN  55474

Income Portfolio, a series of IDS Life      c/o American Express Financial           2,302
Series Fund, Inc.                           Corporation
                                            Attn:  Mark Van Holland
                                            25611 AXP Financial Center
                                            Minneapolis, MN  55474

Managed Portfolio, a series of IDS          c/o American Express Financial           3,897
Life Series Fund, Inc.                      Corporation
                                            Attn:  Mark Van Holland
                                            25611 AXP Financial Center
                                            Minneapolis, MN  55474

AXP Variable Portfolio Extra Income         c/o American Express Financial          85,542
Fund, a series of AXP Variable Portfolio    Corporation
Income Series, Inc.                         Attn:  Mark Van Holland
                                            25611 AXP Financial Center
                                            Minneapolis, MN  55474



Number of
Holders of Registrable Securities                      Address              Consent Shares
- ------------------------------------------  ------------------------------  --------------
Calhoun CBO, Limited                        c/o American Express Financial          35,421
                                            Corporation
                                            Attn:  Mark Van Holland
                                            25611 AXP Financial Center
                                            Minneapolis, MN  55474

Isles CBO, Limited                          c/o American Express Financial          51,537
                                            Corporation
                                            Attn:  Mark Van Holland
                                            25611 AXP Financial Center
                                            Minneapolis, MN  55474

American Express Retirement Plan,           c/o American Express Financial           8,855
High Yield Fixed Income                     Corporation
                                            Attn:  Mark Van Holland
                                            25611 AXP Financial Center
                                            Minneapolis, MN  55474

Cedar CBO, Limited                          c/o American Express Financial          35,421
                                            Corporation
                                            Attn:  Mark Van Holland
                                            25611 AXP Financial Center
                                            Minneapolis, MN  55474

Archimedes Funding III, LTD.                c/o American Express Financial          17,710
                                            Corporation
                                            Attn:  Mark Van Holland
                                            25611 AXP Financial Center
                                            Minneapolis, MN  55474

Centennial CBO, Limited                     c/o American Express Financial          36,306
                                            Corporation
                                            Attn:  Mark Van Holland
                                            25611 AXP Financial Center
                                            Minneapolis, MN 55474

Centurion CDO I, Limited                    c/o American Express Financial          18,596
                                            Corporation
                                            Attn:  Mark Van Holland
                                            25611 AXP Financial Center
                                            Minneapolis, MN 55474



Number of
Holders of Registrable Securities                      Address              Consent Shares
- ------------------------------------------  ------------------------------  --------------
Clarion CBO, Limited                         c/o American Express Financial         35,421
                                             Corporation
                                             Attn:  Mark Van Holland
                                             25611 AXP Financial Center
                                             Minneapolis, MN  55474

Ariel CBO, Limited                           c/o American Express Financial         20,367
                                             Corporation
                                             Attn:  Mark Van Holland
                                             25611 AXP Financial Center
                                             Minneapolis, MN  55474

IDS Life Insurance Company                   c/o American Express Financial        123,975
                                             Corporation
                                             Attn:  Mark Van Holland
                                             25611 AXP Financial Center
                                             Minneapolis, MN  55474

American Express International               c/o American Express Financial         61,988
Deposit Company                              Corporation
                                             Attn:  Mark Van Holland
                                             25611 AXP Financial Center
                                             Minneapolis, MN  55474

IDS Life Insurance Company of                c/o American Express Financial         35,422
New York                                     Corporation
                                             Attn:  Mark Van Holland
                                             25611 AXP Financial Center
                                             Minneapolis, MN  55474
